UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2004

Dana Corporation

(Exact name of registrant as specified in its charter)

Virginia	1-1063	34-4361040
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

4500 Dorr Street, Toledo, Ohio		43615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (419) 535-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
Signatures
EX-99.1 Press Release of Dana Corporation Dated 12/7/04

Item 8.01. Other Events.

     On December 7, 2004, Dana issued a news release announcing its plans to make a private placement of $450 million in principal amount of notes. A copy of that release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press release of Dana Corporation dated December 7, 2004

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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation (Registrant)
Date: December 7, 2004	By:	/s/ Michael L. DeBacker
		Name:	Michael L. DeBacker
		Title:	Vice President, General Counsel and Secretary

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